EXHIBIT 10.1

AMENDMENT NO. 7

TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 7 to Amended and Restated Credit Agreement is dated as of July 31, 2017 (this “Agreement”), and is among the Lenders identified on the signature pages hereof as Lenders (which Lenders constitute the Required Lenders and, as applicable, all of the Lenders directly affected by the applicable amendments to be effected by this Agreement), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as agent for the Lenders (Wells Fargo, in that capacity, “Agent”), PAC-VAN, INC., an Indiana corporation (“Pac-Van”), LONE STAR TANK RENTAL INC., a Delaware corporation (“Lone Star”), GFN REALTY COMPANY, LLC, a Delaware limited liability company (“GFNRC”), SOUTHERN FRAC, LLC, a Texas limited liability company (“Southern Frac” and, together with Pac-Van, Lone Star, and GFNRC, each a “Borrower”).

The Lenders, Agent, and Borrowers are party to an Amended and Restated Credit Agreement dated as of April 7, 2014 (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Credit Agreement”).

The parties desire to modify the Credit Agreement in certain respects.

The parties therefore agree as follows:

1. Definitions. Defined terms used but not defined in this Agreement are as defined in the Credit Agreement.

2. Acknowledgments and Consents (Celtic Capital Lease Facility).

(a) The parties hereby acknowledge the following:  that in connection with and pursuant to an Amendment No. 1 to Amended and Restated Credit Agreement dated as of May 23, 2014, between Agent, the Lenders party thereto, and the Loan Parties party thereto (“Amendment No. 1”), Agent, the Lenders party thereto, and the Loan Parties party thereto intended, among other things, to increase the maximum permitted principal amount of Permitted Purchase Money Indebtedness to $10,000,000;  that due to a scrivener’s error in Amendment No. 1, that increased maximum permitted principal amount was applied to the definition of “Permitted Investments” instead of the definition of “Permitted Purchase Money Indebtedness”;  that in good-faith reliance on the changes intended to be effected in connection with and pursuant to Amendment No. 1, the applicable Borrowers subsequently entered into certain Capital Leases and incurred certain Capitalized Lease Obligations, intending those Capitalized Lease Obligations to be Permitted Purchase Money Indebtedness;  that in good-faith reliance on the changes intended to be effected in connection with and pursuant to Amendment No. 1, the applicable Borrowers subsequently refinanced those Capitalized Lease Obligations pursuant to an equipment-leasing and -financing arrangement with Celtic Commercial Finance (that Person, “Celtic”; that equipment-leasing and -financing arrangement, the “Celtic Capital Lease Facility”; the Indebtedness under the Celtic Capital Lease Facility immediately before giving effect to the Celtic Sale–Leaseback Disposition (defined below), the “Existing Celtic Capital Lease Indebtedness”), intending the Indebtedness under that refinancing to be Refinancing Indebtedness in respect of those Capitalized Lease Obligations; and  that but for the scrivener’s error described in clause (2) above, the Capitalized Lease Obligations described in clause (3) above would have been, and the Existing Celtic Capital Lease Indebtedness would be, Permitted Purchase Money Indebtedness.

(b) Borrowers have requested that Agent and the Required Lenders do the following:  consent to the applicable Borrowers’ selling the fixed assets described in Schedule 1 to this Agreement to Celtic as part of a sale–leaseback transaction under the Celtic Capital Lease Facility (that sale of fixed assets, the “Celtic Sale–Leaseback Disposition”); and  deem the Existing Celtic Capital Lease Indebtedness and the Capitalized Lease Obligations to be incurred in connection with the Celtic Sale–Leaseback Disposition to be Permitted Purchase Money Indebtedness.

(c) Subject to the other terms of this Agreement, Agent and the Required Lenders hereby  consent to the Celtic Sale–Leaseback Disposition; and  deem the Existing Celtic Capital Lease Indebtedness and the Capitalized Lease Obligations to be incurred in connection with the Celtic Sale–Leaseback Disposition to be “Permitted Purchase Money Indebtedness” as defined in the Credit Agreement immediately after giving effect to this Agreement.

(d) In connection with the Celtic Sale–Leaseback Disposition, Borrowers shall prepay the Obligations in accordance with Sections 2.4(e)(ii) and 2.4(f)(i) of the Credit Agreement in an amount equal to 100% of the Net Cash Proceeds of the Celtic Sale–Leaseback Disposition.

(e) The parties hereby acknowledge that the principal amount of the Existing Celtic Capital Lease Indebtedness and the Capitalized Lease Obligations to be incurred in connection with the Celtic Sale–Leaseback Disposition is and will be included as part of the maximum permitted principal amount of “Permitted Purchase Money Indebtedness” as defined in the Credit Agreement immediately after giving effect to this Agreement.

(f) The acknowledgments and consents set forth in this Section 2 do not affect the continued legality, validity, and binding effect of the Credit Agreement and the other Loan Documents. The Credit Agreement and other Loan Documents continue to be fully enforceable in each case, except as expressly provided in this Agreement. The acknowledgments and consents set forth in this Section 2 are specifically limited in time and scope as described above and do not extend or apply to any other event, occurrence, or circumstances in existence as of the date of this Agreement or arising after the date of this Agreement. In addition, the acknowledgments and consents set forth in this Section 2 do not constitute or establish (and are not to be deemed to constitute or establish) a custom or a practice on the part of Agent or any Lender and do not prejudice any rights of Agent or any Lender in respect of any other departure from the terms of the Credit Agreement or any other Loan Document.

3. Amendments to Credit Agreement.

(a) The definition of “Permitted Dispositions” in Schedule 1.1 to the Credit Agreement is hereby amended as follows:  by deleting existing clauses (p) and (q) (which clauses are being amended to read in their entirety as new clauses (r) and (p), respectively, pursuant to this Section 3(a)); and  by inserting the following new clauses (p), (q), and (r):

“
(p)
sales, abandonment, or other dispositions of Equipment and Inventory in connection with the closing of a branch office of a Borrower;

(q)           sales of fixed assets pursuant to a sale–leaseback transaction in respect of such fixed assets entered into substantially concurrently with the incurrence of Capitalized Lease Obligations constituting Permitted Purchase Money Indebtedness in respect of such fixed assets, so long as (i) the consideration received for the fixed assets to be so disposed is at least equal to the fair market value of such fixed assets, (ii) all fixed assets to be so disposed are the subject of one or more Capital Leases and the related Capitalized Lease Obligations constituting Permitted Purchase Money Indebtedness incurred in connection with such sale–leaseback transaction, and (iii) the fixed assets to be so disposed are not included the most recent Borrowing Base Certificate delivered by Borrowers to Agent; and

(r)           sales or dispositions of assets (other than Accounts, Inventory, Equity Interests of Subsidiaries of any Borrower) not otherwise permitted in clauses (a) through (q) above so long as made at fair market value and the aggregate fair market value of all assets disposed of in fiscal year (including the proposed disposition) would not exceed $1,000,000.”

(b) Clause (p) of the definition of “Permitted Investments” in Schedule 1.1 to the Credit Agreement is hereby amended to read in its entirety as follows, to correct a scrivener’s error:

“
(p)
Investments in the form of Capital Leases made by a Borrower or any of its Subsidiaries as lessor for the purpose of financing the purchase by the lessee thereunder of the Equipment subject to that Capital Lease, so long as the aggregate amount of all such Investments does not exceed $1,000,000 at any time, and”

(c) The definition of “Permitted Purchase Money Indebtedness” in Schedule 1.1 to the Credit Agreement is hereby amended to read in its entirety as follows, to correct a scrivener’s error:

“
“Permitted Purchase Money Indebtedness” means, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred after the Closing Date and at the time of, or within 20 days after, the acquisition (including pursuant to any sale–leaseback transaction of the kind described in clause (q) of the definition of Permitted Dispositions) of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof, in an aggregate principal amount outstanding at any one time not in excess of $10,000,000.”

(d) Clause (k) of Schedule 5.2 to the Credit Agreement is hereby amended to read in its entirety as follows, to enumerate the existing clause (k) as a new subclause (i) and to add a new subclause (ii):

“
(k)
(i) a report in form and substance reasonably satisfactory to Agent setting forth in reasonable detail as of the last day of the immediately preceding month for each Certificated Unit as to which the items required by Section 5.16 have not been completed (or were completed during such month): (A) the date on which the applicable Loan Party applied to the appropriate Governmental Authority for the Agent’s Lien to be noted on the applicable Certificate of Title and the Lien of any other Person (other than the Trust) to be removed therefrom; (B) the status of such application; (C) if applicable, the date on which such notation of the Agent’s Lien was made; (D) if applicable, the date on which the Lien in favor of any Person (other than Agent or the Trust) was removed from such Certificate of Title; and (E) such other information as Agent reasonably requests in order to confirm that Agent has a perfected first-priority Lien in such Certificated Unit; and (ii) a report in form and substance reasonably satisfactory to Agent setting forth in reasonable detail as of the last day of the immediately preceding month for all Permitted Purchase Money Indebtedness then outstanding: (A) the outstanding principal amount of such Permitted Purchase Money Indebtedness; (B) all fixed assets that are the subject of such Permitted Purchase Money Indebtedness; and (C) such other information as Agent reasonably requests regarding such Permitted Purchase Money Indebtedness or such fixed assets.”

4. Representations. To induce Agent and the Lenders to enter into this Agreement, each Borrower hereby represents to Agent and the Lenders as follows:

(1)
that that Borrower is duly authorized to execute and deliver this Agreement and is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended by this Agreement, and to perform its obligations under the Credit Agreement, as amended by this Agreement;

(2)
that the execution and delivery of this Agreement and the performance by that Borrower of its obligations under the Credit Agreement, as amended by this Agreement, do not and will not conflict with any provision of law or of the Governing Documents of that Borrower or of any agreement binding upon that Borrower;

(3)
that the Credit Agreement, as amended by this Agreement, is a legal, valid, and binding obligation of that Borrower, enforceable against that Borrower in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies;

(4)
that the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this Agreement, are true and correct in all material respects (but if any representation or warranty is by its terms qualified by concepts of materiality, that representation or warranty is true and correct in all respects), in each case with the same effect as if such representations and warranties had been made on the date of this Agreement, with the exception that all references to the financial statements mean the financial statements most recently delivered to Agent except for such changes as are specifically permitted under the Credit Agreement and except to the extent that any such representation or warranty expressly relates to an earlier date;

(5)
that that Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement, as amended by this Agreement, including those set forth in Section 5, Section 6, and Section 7 of the Credit Agreement; and

(6)
that as of the date of this Agreement, no Default or Event of Default has occurred and is continuing.

5. Conditions. The effectiveness of this Agreement is subject to satisfaction of the following conditions:

(1)
that Agent has received  this Agreement executed by Agent, the Lenders, and Borrowers; and  a Guarantor Acknowledgment in the form attached to this Agreement executed by each Guarantor;

(2)
that Agent has received copies (executed or certified, as appropriate) of all other legal documents or minutes of proceedings taken in connection with the execution and delivery of this Agreement to the extent Agent or its counsel reasonably requests;

(3)
that Borrowers have paid all fees and expenses required to be paid by Borrowers on the date of this Agreement under this Agreement, the Credit Agreement, or the other Loan Documents; and

(4)
that all legal matters incident to the execution and delivery of this Agreement are satisfactory to Agent and its counsel.

6. Release. Each Loan Party hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it has or might have against Agent or any Lender arising out of, pursuant to, or pertaining in any way to the Credit Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. Each Loan Party hereby further covenants and agrees not to sue Agent or any Lender or assert any claims, defenses, demands, actions, or liabilities against Agent or any Lender which occurred prior to or as of the date of this Agreement arising out of, pursuant to, or pertaining in any way to the Credit Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement.

7. Miscellaneous.

(a) This Agreement is governed by, and is to be construed in accordance with, the laws of the State of Illinois. Each provision of this Agreement is severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(b) This Agreement binds Agent, the Lenders, and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, and Borrowers and the successors and assigns of Agent and each Lender.

(c) Except as specifically modified or amended by the terms of this Agreement, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Agreement and in all respects continue in full force and effect. Each Borrower, by execution of this Agreement, hereby reaffirms, assumes, and binds itself to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement and the other Loan Documents.

(d) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Credit Agreement, as amended by this Agreement.

(e) This Agreement is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and out-of-pocket expenses (including reasonable attorneys’ fees) incurred in drafting this Agreement and in amending the Loan Documents as provided in this Agreement constitute Lender Group Expenses.

(f) The parties may sign this Agreement in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument.

[Signature pages to follow]

The parties are signing this Amendment No. 7 to Amended and Restated Credit Agreement as of the date stated in the introductory clause.

PAC-VAN, INC., as a Borrower By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary
LONE STAR TANK RENTAL INC., as a Borrower By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary	GFN REALTY COMPANY, LLC, as a Borrower By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary
SOUTHERN FRAC, LLC, as a Borrower By: GFN Manufacturing Corporation, a Delaware corporation, as Manager By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary

Signature page to Amendment No. 7 to Amended and Restated Credit Agreement (Pac-Van)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Brian Hynds
Name:	Brian Hynds
Its Authorized Signatory

Signature page to Amendment No. 7 to Amended and Restated Credit Agreement (Pac-Van)

EAST WEST BANK, as an existing Lender
By:	/s/ John E. Kolg
Name:	John E. Kolg
Its Authorized Signatory

Signature page to Amendment No. 7 to Amended and Restated Credit Agreement (Pac-Van)

CIT BANK, N.A., f/k/a OneWest Bank N.A., successor in interest to OneWest Bank, FSB, as an existing Lender
By:	/s/ Prapti Basnet
Name:	Prapti Basnet
Its Authorized Signatory

Signature page to Amendment No. 7 to Amended and Restated Credit Agreement (Pac-Van)

THE PRIVATEBANK AND TRUST COMPANY, as an existing Lender
By:	/s/ Scott Dvornik
Name:	Scott Dvornik
Its Authorized Signatory

Signature page to Amendment No. 7 to Amended and Restated Credit Agreement (Pac-Van)

KEYBANK, NATIONAL ASSOCIATION, as an existing Lender
By:	/s/ Nadine M. Eames
Name:	Nadine M. Eames
Its: Vice President

Signature page to Amendment No. 7 to Amended and Restated Credit Agreement (Pac-Van)

BANK HAPOALIM B.M., as an existing Lender
By:	/s/ Lenroy Hackett
Name:	Lenroy Hackett, Senior Vice President
Its Authorized Signatory

By:	/s/ Maxine Levy
Name:	Maxine Levy, First Vice President
Its Authorized Signatory

Signature page to Amendment No. 7 to Amended and Restated Credit Agreement (Pac-Van)

ASSOCIATED BANK, N.A., as an existing Lender
By:	/s/ Matthew Kaney
Name:	Matthew Kaney
Its Authorized Signatory

Signature page to Amendment No. 7 to Amended and Restated Credit Agreement (Pac-Van)

GACP I, L.P., a Delaware limited partnership, as an existing Lender
By:	/s/ John Ahn
Name:	John Ahn
Its Authorized Signatory

Signature page to Amendment No. 7 to Amended and Restated Credit Agreement (Pac-Van)

GUARANTOR ACKNOWLEDGMENT

This Guarantor Acknowledgment refers to, and is attached to, an Amendment No. 7 to Amended and Restated Credit Agreement dated as of July 31, 2017, among Pac-Van, Inc., an Indiana corporation (“Pac-Van”), Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”), GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”), Southern Frac, LLC, a Texas limited liability company (“Southern Frac” and, together with Pac-Van, Lone Star, and GFNRC, each a “Borrower”), the Lenders identified on the signature pages thereof as Lenders, and Wells Fargo Bank, National Association, a national banking association, as agent for the Lenders (the “Amendment”). Defined terms used but not defined in this Guarantor Acknowledgment are as defined in the Amendment.

Each of the undersigned, in its capacity as a Guarantor, hereby does the following: (1) consents to the Amendment; (2) acknowledges that the Amendment does not in any way modify, limit, or release any of its obligations under the Guaranty and Security Agreement to which it is a party; (3) ratifies and confirms its obligations under the Guaranty and Security Agreement to which it is a party and acknowledges that those obligations continue in full force and effect; and (4) acknowledges that its consent to any other modification to any Loan Document will not be required as a result of the consent set forth in this Guarantor Acknowledgment having been obtained, except to the extent, if any, required by the specific terms of that Loan Document.

Dated as of the date of the Amendment.

PV ACQUISITION CORP., an Alberta corporation By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary	GFN MANUFACTURING CORPORATION, a Delaware corporation By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary

Guarantor Acknowledgment to Amendment No. 7 to Amended and Restated Credit Agreement (Pac-Van)

SCHEDULE 1

Fixed Assets (Celtic Sale–Leaseback Transaction)

(See attached.)

Truck #00494 - 2002 Taylor Forklift	Truck #00494
Truck #00491 - Superline Container Trailer	Truck #00491
Truck #00492 - Superline Trailer	Truck #00492
Truck #00493 - Superline Trailer	Truck #00493
Truck #00489 - 2007 Freightliner	Truck #00489
Truck #00488 - 2006 Freightliner	Truck #00488
Truck #00496 - 2016 Chevy Silverado	Truck #00496
Truck #00500 - 2005 Freightlliner M2106	Truck #00500
TRUCK #00490 - 2007 Freightliner Columbia 120	TRUCK #00490
2007 INTERNATIONAL 8600	TRUCK #00502
2012 FREIGHTLINER CA113	TRUCK #00503
2009 FREIGHTLINER	TRUCK #00504
2016 FORD F350	TRUCK #00505
2010 INTERNATIONAL TRANSTAR 8600	TRUCK #00506
2002 INTERNATIONAL 8100	TRUCK #00508
SUPERLINE CONTAINER TRAILER DO20T492CDU	TRUCK #00509
CAT V-200 BSTR	TRUCK #00513
TRUCK #452 - 1998 Taylor TECE 156H Forklift	TRUCK #452
TRUCK #437 - 2013 Kenworth Winch Truck	TRUCK #437
TRUCK #420 - 2012 Kenworth Winch Truck	TRUCK #420
TRUCK #438 - 2012 Kenworth Winch Truck	TRUCK #438
TRUCK #461 - 2012 Ford F-650	TRUCK #461
TRUCK #444 - 2015 LandoU Trailer	TRUCK #444
TRUCK #436 - 2007 Freightliner CL120	TRUCK #436
TRUCK #453 - 1996 Mijack MY18H56 Forklift	TRUCK #453
Truck #00486 - 2001 Taylor Forklift	Truck #00486
TRUCK #465 - 2008 Daewoo Forklift	TRUCK #465
TRUCK #454 - 2012 Ford F650 Roll Back	TRUCK #454
TRUCK #463 - 2007 Freightliner Columbia	TRUCK #463
TRUCK #466 - 2011 International Prostar	TRUCK #466
TRUCK #447 - 2013 Contral Trailer	TRUCK #447
TRUCK #462 - 2007 Freightliner Columbia	TRUCK #462
TRUCK #456 - 2007 Kenworth T300	TRUCK #456
TRUCK #467 - 2003 Sterling LT9500	TRUCK #467
TRUCK #445 - 2011 LandoU Trailer	TRUCK #445
TRUCK #476 - 2006 Mack-Roll Off Truck	TRUCK #476
TRUCK #455 - 2004 Freightliner Columbia	TRUCK #455
TRUCK #468 - 2001 Kalyn Siebert Trailer	TRUCK #468